Exhibit 99.1

SECOND MODIFICATION TO
SUBLEASE AGREEMENT

SECOND MODIFICATION TO SUBLEASE AGREEMENT (“Agreement”) dated July 15, 2008, between deltathree Inc. (formerly known as Delta Three, Inc.) a Delaware corporation having an office at 75 Broad Street, 31st Floor, New York, New York 10004 (“Sublandlord”) and eMarketer, Inc., a Delaware corporation having an office, at 75 Broad Street, 32nd Floor, New York, New York 10004 (“Subtenant”).

RECITALS

A.
Sublandlord and Subtenant are parties to a Sublease dated August 25, 2003 (the “Sublease”), pursuant to which Sublandlord subleased to Subtenant, subject to consent of the Overlandlord under the Main Lease (as such terms are defined in the Sublease), certain premises (the “Subleased Premises”) located on the 32nd floor of the building known as 75 Broad Street, New York, New York, all as more fully described in the Sublease.

B.
The Sublease was amended and modified by a certain Sublease Modification Agreement dated September 10, 2003 (the “Modification Agreement”; the Sublease as so amended and modified shall be referred to herein as the “Amended Sublease”).

C.	The parties desire to enter into this Agreement to modify the terms of the Amended Sublease.

Accordingly, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows (capitalized terms used but not defined herein shall have the meaning given to such terms in the Amended Sublease; terms defined herein are hereby incorporated into the Amended Sublease as if set forth therein):

ARTICLE I
MODIFICATION OF THE SUBLEASE

Section 1.1 Subleased Premises and Additional Subleased Premises.  The term “Subleased Premises” shall continue to mean the entire 32nd Floor of the Building.  The term “Additional Subleased Premises” shall mean the entire 31st Floor of the Building which is currently occupied by Sublandlord.  Sublandlord hereby leases to Subtenant, and Subtenant hereby hires from Sublandlord, the Additional Subleased Premises.  Except as specifically set forth herein, all of the terms, conditions, provisions, obligations, and rights of Sublandlord under the Main Lease as amended by the Sublease and the Amended Sublease with respect to the Subleased Premises shall be deemed to apply to Subtenant with respect to the Additional Subleased Premises.

Section 1.2 Term and Additional Subleased Premises Term.  The phrase “Term” shall continue to have the same meaning as in the Sublease and shall apply only to the Subleased Premises, with the Expiration Date extended as set forth in Sections 1.3 and 1.4 below.  The term “Additional Subleased Premises Term” shall commence on July 15, 2008, provided that on or before that date (a) vacant possession of the Additional Subleased Premises (but with the Existing Furniture therein) shall have been delivered to Subtenant and (b) the Overlandlord shall have consented to this Agreement (the “Additional Subleased Premises Commencement Date”), and shall end on the Additional Subleased Premises Expiration Date (as defined in Section 1.4 below).  The Term and the Additional Subleased Premised Term are to be extended as set forth in Sections 1.3 and 1.4 below.

Section 1.3 Extension of Term and Additional Subleased Premises Term.  Subtenant and Sublandlord hereby extend the (a) Term and (b) the Additional Subleased Premises Term for three (3) years past the current Expiration Date of July 31, 2010 to expire on July 31, 2013, in accordance with the provisions of the Main Lease.

Section 1.4 Extended Expiration Date and Additional Subleased Premises Expiration Date.  The Expiration Date is hereby extended through and including July 31, 2013 (the “Extended Expiration Date”) and the Additional Subleased Premises Expiration Date shall mean July 31, 2013.  Effective as of August 1, 2010:  Subtenant shall for all purposes of the Main Lease be substituted for Sublandlord as the “Tenant” under the Main Lease and Sublandlord shall be released from any and all obligations first accruing from and after August 1, 2010 under the Main Lease and the Main Lease shall continue with Overlandlord having direct privity of contract with Subtenant, and there shall be a novation of the parties with respect to the Main Lease as amended by the Sublease, the Amended Sublease, and this Agreement whereby the Sublandlord shall be substituted by and all of the rights, duties, and obligations of Sublandlord shall be assumed by and assigned to the Subtenant pursuant to an Assignment and Assumption Agreement between Sublandlord and Subtenant, substantially in the form annexed as Exhibit B hereto) which Sublandlord and Subtenant agree to execute on the date hereof. Further, as provided in Section 1.9. below, the Security Deposit as set forth herein shall be re-issued and delivered to Overlandlord and substituted for the security deposit described in the Main Lease.

Section 1.5 Subtenant’s Option to Terminate.  Notwithstanding anything to the contrary contained in this Agreement, the Main Lease, the Sublease or the Amended Sublease, Subtenant shall have the option to terminate the Main Lease, the Sublease and the Amended Sublease as amended by this Agreement upon ninety (90) days prior written notice to Overlandlord (which notice must be given in compliance with the notice provisions of the Main Lease), provided however such option is only available to Subtenant (a) if all of the assets of Subtenant, its corporate successors or assigns, are sold to, the outstanding equity interests in Subtenant, its corporate successors or assigns, are sold to, or if Subtenant, its corporate successors or assigns shall be merged with or into, another person or entity that is not affiliated with Subtenant (as evidenced to Overlandlord’s reasonable satisfaction) and (b) any such sale or merger is for a bona fide business purpose and not, directly or indirectly, to circumvent this Section 1.5.  Notwithstanding anything to the contrary contained in this Section 1.5, any such termination shall not be effective sooner than July 31, 2011, regardless the effective date of any such sale or merger.

Section 1.6 Fixed Rent. (a)  Paragraph 7A of the Sublease is hereby deleted in its entirety and replaced with the following:

“Commencing as of July 15, 2008, Subtenant shall pay to Sublandlord Rent for the Subleased Premises and Rent for the Additional Subleased Premises (collectively, “Fixed Rent”), at the following rates:

July 1, 2008 - June 30, 2009 at a rate of $711,102.00 per annum ($59,258.50 per month).

In lieu of an operating escalation, Subtenant shall pay a fixed two  and one half (2.5%) per cent per annum compounded increase beginning July 1, 2009, as follows:

July 1, 2009 - June 30, 2010, at a rate of $728,879.55 per annum ($60,739.97 per month).

July 1, 2010 - June 30, 2011, at a rate of $747,101.54 per annum ($62,258.47 per month);

July 1, 2011 - June 30 2012, at a rate of $765,779.08 per annum ($63,814.93 per month); and

July 1, 2012 - June 30, 2013, at a rate of $784,923.55 per annum ($65,410.30 per month); and

July 1, 2013 - July 31, 2013, at a rate of $804,546.64 per annum ($67,045.56 per month)."

Section 1.7 Additional Rent.  Subtenant shall continue to pay Sublandlord any additional rent for the Subleased Premises as per the Amended Sublease, as amended hereby, including, but not limited to amounts due for electric use.  Subtenant shall pay Sublandlord for any additional rent due for the Additional Subleased Premises, including, but not limited to amounts for electric use and any increase in real estate taxes with respect to the Additional Subleased Premises on the same basis (as to calculation of amount and date(s) due) as Subtenant is presently paying Sublandlord with respect to the Subleased Premises, in accordance with Section 2.3 (d) hereof. Notwithstanding anything contained in paragraph 3B of the Sublease, Subtenant shall pay Sublandlord on the same dates as Fixed Rent under Section 1.6 are due, all additional rent as set forth herein and in the Main Lease (including, but not limited to additional rent as required by sections 4, 6, 7, 17A, 17B, 18, 19, 23, 27, 29(A) (ii), 29C, 29E, 32, 39B, 39C, 39E, 39F, 42H, 46, 49C, 49F, 49G, 49I, 50, 54, and 57), together with any and all additional rent that is due as a result of the actions, inaction, negligence, or default of Subtenant, including, but not limited to those amounts that may be due under paragraph 60 of the Main Lease as same apply to Subtenant.  Notwithstanding the foregoing, for the avoidance of doubt, Subtenant shall not be obligated to pay any additional rent pursuant to the following provisions of the Main Lease: Exhibit B (including any "House Generator Rent" set forth therein); Paragraph 49L as it relates to any currently existing conduits, provided, however, Subtenant shall be responsible for any conduit charges set forth in Paragraph 49L as it relates to any future conduits installed, as provided in Paragraph 49L; Paragraph 53, and/or Paragraph SECOND of the Additional Space and Lease Modification Agreement of the Main Lease (including the amperage charge set forth in Paragraph E thereof) except if Subtenant shall hereafter request additional amperage.

Section 1.8 Condition of Additional Subleased Premises.  The Additional Subleased Premises are being delivered to Subtenant in its “as is” condition.  Subtenant has had a full opportunity to inspect the Additional Subleased Premises and acknowledges that same are satisfactory in all respects.  As an accommodation to Subtenant, Sublandlord grants Subtenant a license to use the furniture and data center owned by Sublandlord contained within the Additional Demised Premises during the Additional Demised Premises Term.  Sublandlord makes no representation whatsoever to Subtenant with respect to said furniture and data center and its suitability for use by Subtenant.  Supplementing paragraph 12 of the Sublease, “Existing Furniture” shall include any furniture of Sublandlord or Overlandlord located within the Additional Subleased Premises and the provisions with respect to the Existing Furniture contained in paragraph 12 of the Sublease shall apply to the furniture within the Additional Subleased Premises.  Notwithstanding the foregoing, Subtenant has elected not to use the generator and backup UPS system located within the Additional Subleased Premises and Subtenant shall be disconnected, by Sublandlord, from said generator and UPS system.  Subtenant shall not use and shall not be billed for use of the generator and UPS system and will not be responsible for same after Subtenant has extended the Lease in accordance with Section 1.4 above.  Paragraph 53 of the Main Lease with respect to the generator is hereby deleted in its entirety.  Pursuant to the Consent to Sublease and Lease Extension Agreement of even date herewith, Sublandlord has agreed to remove certain of its installations (i.e., cables and wires inside of the conduits running from the Premises to the roof of the Building and from the Premises to the generator) from the Additional Subleased Premises but not others, and Subtenant agrees not to look to Sublandlord for any removal beyond that required by Overlandlord.

Section 1.9 Security Deposit.  Upon Subtenant’s execution of this Agreement, Subtenant shall deposit (in the form of a Letter of Credit, as hereinafter defined) and maintain with Escrow Agent (as defined in Section 1.10, below) $500,000.00 (the “Security Deposit”) for the full and faithful performance and observance of the covenants, agreements, terms, provisions and conditions to be performed by Subtenant hereunder, and Sublandlord shall return the sum of $48,000 held as security under the Sublease.   It is agreed that in the event Subtenant defaults in respect of any of the covenants, agreements, terms, provisions and conditions of the Amended Sublease as amended by this Agreement beyond any notice and cure periods including, but not limited to the payment of Fixed Rent or Additional Rent, Sublandlord may use, apply or retain such part or all of the Security Deposit as shall be equal to the payment of any such amounts.  Any part of the Security Deposit so used, applied or retained shall be replenished immediately by Subtenant on demand by Sublandlord in an amount equal to the amount so used, applied or retained.

(a) If Subtenant shall fully and faithfully comply with all of the terms, covenants and conditions of the Amended Sublease as amended by this Agreement, the Security Deposit (or so much thereof as remains) shall be returned to Subtenant not later than July 20, 2010.

(b) The Security Deposit shall be in the form of an irrevocable commercial letter of credit in the aggregate amount of $500,000.00, which letter of credit must be in the form annexed hereto as Exhibit “A” or such other form and substance as may be reasonably satisfactory to Sublandlord and Overlandlord, and issued by Citibank N.A. or such other bank, reasonably acceptable to Sublandlord and Overlandlord, payable upon the presentation by Escrow Agent to Citibank N.A. or such other such bank of a sight draft, without presentation of any other documents, statements or authorizations (a “Letter of Credit”), which Letter of Credit shall provide (a) for the continuance of such credit for the period of at least one (1) year from the date hereof, (b) for the automatic extension of such Letter of Credit for additional periods of one (1) year from the initial and each future expiration date thereof (the last such extension to provide for the continuance of such Letter of Credit to July 20, 2010) unless such bank gives Escrow Agent notice of its intention not to renew such Letter of Credit, not less than sixty (60) days prior to the initial or any future expiration date of such Letter of Credit and (c) that in the event such notice is given by such bank, Escrow Agent shall have the right to draw on such bank at sight for the balance remaining in such Letter of Credit and hold and apply the proceeds thereof in accordance with the provisions of this Article. Each Letter of Credit to be deposited and maintained with Escrow Agent (or the proceeds thereof) shall be held by Escrow Agent as security for the faithful performance and observance by Subtenant of the terms, provisions and conditions of the Amended Sublease as amended by this Agreement, and in the event that (x) any default occurs under the Amended Sublease as amended by this Agreement, or (y) Sublandlord transfers its right, title and interest under this Lease to a third party and the bank issuing such Letter of Credit does not consent to the transfer of such Letter of Credit to such third party, or (z) notice is given by the bank issuing such Letter of Credit that it does not intend to renew the same, as above provided, then, in any such event, Escrow Agent may draw on such Letter of Credit, and the proceeds of such Letter of Credit shall then be held and applied as security (and be replenished, if necessary) as provided in this Section 1.9 and herein. In the event Sublandlord shall use, apply or retain the whole or any part of the security deposited hereunder, Subtenant shall immediately deliver to Escrow Agent an amount equal to the sum used, applied or retained by Sublandlord in accordance therewith so that at all times during the term hereof Escrow Agent shall have the sum of $500,000 as a security deposit hereunder. Subtenant shall pay Sublandlord’s reasonable attorneys’ fees in connection with the replacement, substitution or amendment of the Letter of Credit described herein incurred as a result of any act of the Subtenant.

(c) On or before July 21, 2010, Subtenant shall cause, at its sole cost and expense, the Security Deposit to be delivered to, and re-issued in the name of, Overlandlord.  Upon such  re-issuance and delivery of the letter of credit, and assuming there is no default under the Lease that Sublandlord is responsible for and for which Overlandlord would be permitted to make a draw against the security deposit submitted by Sublandlord, Overlandlord shall simultaneously deliver to Sublandlord a letter (in the form required by Subtenant’s bank) releasing the letter of credit provided by Sublandlord.  For the avoidance of any doubt, after the foregoing re-issuance and delivery, Overlandlord shall thereafter look solely to the security deposit provided by Subtenant for payment of any damage or loss, and all of the provisions relating to the security deposit will thereafter apply solely to the Subtenant and its direct obligations to Overlandlord.

Section 1.10 Escrow.  The Letter of Credit (or the proceeds thereof, if drawn) shall be held in escrow by Lynn P. Consentino, attorney at law, PLLC ("Escrow Agent").

In the event Sublandlord becomes entitled to the use of the Security Deposit, Sublandlord may direct the Escrow Agent to draw upon the Letter of Credit. Before releasing all or any portion of the proceeds thereof to Sublandlord, Escrow Agent shall give 10 days notice to Subtenant.  If Escrow Agent shall have received notice of objection from Subtenant, Escrow Agent shall continue to hold the Security Deposit until (x) Escrow Agent receives written notice jointly signed by the parties directing the release of the Security Deposit, in which case Escrow Agent shall then release the Security Deposit in accordance with said direction, or (y) litigation is commenced, in which case Escrow Agent shall deposit the Security Deposit with the clerk of the court in which said litigation is pending, or (z) Escrow Agent, at Escrow Agent’s sole option, deposits the Security Deposit in court and commences an action for interpleader, the costs thereof to be borne by whichever party(s) is the losing party(s) in such interpleader action.

Escrow Agent may rely and act upon any instrument or other writing reasonably believed by Escrow Agent to be genuine and purporting to be signed and presented by any person or persons purporting to have authority to act on behalf of a party, and shall not be liable in connection with the performance of any duties imposed upon Escrow Agent by the provisions of this Agreement, except for Escrow Agent’s own gross negligence or willful misconduct.  Escrow Agent shall have no duties or responsibilities except those set forth herein.  Escrow Agent shall not be bound by any modification, cancellation or rescission of this Agreemet unless the same is in writing and signed by the parties, and, if Escrow Agent’s duties hereunder are affected, unless Escrow Agent shall have given prior written consent thereto.  Escrow Agent shall be reimbursed by the parties for any expenses (including reasonable legal fees and disbursements of outside counsel), including all of Escrow Agent’s fees and expenses with respect to any interpleader action incurred in connection with this Agreement, and such liability shall be joint and several; provided, however, that, as among the parties, the prevailing party in any dispute over the Security Deposit shall be entitled to reimbursement by the losing party(s) of any such expenses paid to Escrow Agent.  In the event that Escrow Agent shall be uncertain as to Escrow Agent’s duties or rights hereunder, or shall receive instructions from the parties that Escrow Agent determines in good faith to be in conflict with any of the provisions hereof, Escrow Agent shall be entitled to hold the Security Deposit and may decline to take any other action.  After delivery of the Security Deposit in accordance herewith, Escrow Agent shall have no further liability or obligation of any kind whatsoever.

The parties shall jointly and severally indemnify and hold harmless Escrow Agent from and against any and all costs, losses, claims, damages, liabilities and expenses, including reasonable costs of investigation, court costs, attorneys’ fees and disbursements, which may be imposed upon or incurred by Escrow Agent in connection with its acceptance of, or appointment as, Escrow Agent hereunder, or in connection with the performance of its duties hereunder (other than due to the gross negligence or willful misconduct of Escrow Agent), including, without limitation, any litigation arising out of this Agreement or involving the subject matter hereof.

The parties (i) acknowledge that Escrow Agent is counsel to Sublandlord, and (ii) agrees that Escrow Agent may continue to act as counsel to Sublandlord in connection with any dispute among the parties with respect to the Security Deposit or otherwise.

In the event of a dispute regarding entitlement to the Security Deposit, the prevailing party shall be reimbursed by the other for its legal fees and costs arising out of the dispute.

Section 1.11 Brokers. The first sentence of Paragraph 17 of the Sublease and Paragraph SIXTH of the Additional Space and Lease Modification Agreement as incorporated in the Sublease shall be deleted in their entirety and replaced as follows:  “Subtenant represents to Sublandlord that, other than CB Richard Ellis (the 'Broker') no broker or other person had any part, or was instrumental in any way, in bringing about this Agreement.”  The balance of Paragraph 17 shall remain in full force and effect.  Sublandlord agrees to compensate the Broker in connection with this Agreement, and to indemnify and hold Subtenant harmless from and against any and (i) all claims for commission, fee or other compensation by the Broker specifically with respect to this Agreement, and (ii) all claims by the Overlandlord specifically relating to the Broker and no other broker arising under the Paragraph 13 of that certain Consent to Sublease and Lease Extension Agreement, dated the date hereof, among Sublandlord, Subtenant and the Overlandlord, and/or any and all costs incurred by Subtenant in connection with such claims, including, without limitations, reasonable attorneys' fees and disbursements.  This Section shall survive the cancellation or expiration of this Agreement.

ARTICLE II
MISCELLANEOUS

Section 2.1 Headings.  The headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

Section 2.2 Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 2.3 Full Force and Effect.  (a)  All of the provisions of the Sublease as modified or deleted herein shall be deemed incorporated by reference in and are restated as of the date of this Agreement and are in full force and effect; (b)  The following numbered paragraphs of the Modification Agreement shall be deemed incorporated by reference in this Agreement, Paragraph 1.2 (as it amended Paragraph 10 of the Sublease); (c)  Paragraph 3(D)(ii) of the Sublease shall be deleted in its entirety and replaced with the following:  “Tenant’s Proportionate Share” shall mean 2.62% from July 15, 2008.  In the event that Overlandlord does not consent to this Agreement within 10 days after the date hereof, the provisions of the Amended Sublease shall be reinstated in their entirety and the provisions in this Agreement shall be null and void.

Section 2.4 Representations; Rights under Sublease.  (a)  Sublandlord hereby represents to Subtenant that the following are true as of the date of this Agreement and shall be true as of the Additional Subleased Premises Commencement Date: the Main Lease is unamended and in full force and effect; there is no default on the part of Landlord or Sublessor under the Main Lease;  the Main Lease has not been assigned; the Subleased Premises have not been sublet in whole or in part (other than pursuant to the Sublease) and no person has, or has asserted, any right to possession thereof other than Sublessor; the fixtures and equipment installed in the Subleased Premises are in working order; the plumbing, heating, cooling, electrical, and all other systems serving the Subleased Premises are in working order; to Sublandlord's knowledge, the Subleased Premises are free of any and all Hazardous Material (other than in ordinary material in ordinary quantity found in the fire suppression system and office and cleaning supplies) and Mold; the Subleased Premises are in compliance with all legal and insurance requirements.

(b) Sublandlord hereby agrees that, while Subtenant is not in default under the Sublease after notice and an opportunity to cure,  Subtenant shall have the benefit of any and all services, utilities, repairs, benefits and rights to which Sublandlord is or may become entitled under the Main Lease, including without limitation any right to abatement of rent and the right  to exercise any option to terminate in connection with casualty to the extent found in the Main Lease.

(c) Sublandlord hereby agrees that, while Subtenant is not in default under the Sublease after notice and an opportunity to cure, Sublandlord shall give no notice to Landlord under the Main Lease except with the consent of Subtenant; Sublandlord shall make such requests and give such notices to Landlord as Subtenant may from time to time request; and,  if the Landlord shall give its consent or approval to Subtenant for any matter, the consent or approval of Sublandlord shall be deemed ipso facto given thereto; provided, however, that such consent or approval shall not increase Sublandlord's liabilities or decrease its rights (other than the right to withhold consent or approval itself) under the Main Lease, the Amended Sublease and/or this Agreement.

IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Agreement as of the day and year first above written.

deltathree, Inc.

By: /s/ Richard Grant
Name: Richard Grant
Title: CFO & Treasurer

eMarketer, Inc.

By: /s/ Terry Chabrowe
Name: Terry Chabrowe
Title: COO

Escrow Agent agrees to be bound by the terms of Section 1.10

LYNN P. CONSENTINO, ATTORNEY-AT-LAW, PLLC

By: /s/ Lynn P. Consentino
             Lynn P. Consentino

STATE OF NEW YORK  :

:  SS:

COUNTY OF NEW YORK  :

On the 15th day of July, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Richard Grant, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Maxine Heumann
Notary Public

STATE OF NEW YORK  :

:  SS:

COUNTY OF NEW YORK  :

On the 15th day of July, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared Terry Chabrowe, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Richard Salomon
Notary Public

EXHIBIT A

LETTER OF CREDIT

Beneficiary:

Account of:                                    (Name as it appears on Lease

Expiry Date:                                                                (Lease expiration date, or annual with automatic renewal)

Wording:

We hereby establish our irrevocable standby Letter of Credit Number ___________ in your favor for an aggregate amount of $(Security Amount), expiring at our counters on (insert date of first expiration).

The Letter of Credit is available with the                                                                            (insert bank name), against presentation of your draft at sight drawn on the                   (insert bank name).

All drafts must indicate: “Drawn under the                                                                                                (insert bank name)                                           Letter of Credit Number _______________.”

It is a condition of this Irrevocable Letter of Credit that it shall be automatically extended for an additional period of one year from the present or each future expiration date, unless at least sixty (60) days prior to such date we send you notice in writing by registered mail or hand delivery at the above address, that we elect not to renew this Letter of Credit for such additional Period.  However, in no event shall this Letter of Credit be extended beyond July 20, 2010.  Any notice shall be effective when sent by us and upon such notice to you, you ay draw drafts on us at sight for an amount not to exceed the balance remaining in this Letter of Credit within the then applicable expiration date, accompanied by your dated statement purportedly signed by one of your officials reading:  “The amount of this drawing US$_____________ under the (insert bank name)Letter of Credit Number ____________ represents funds due as we have received notice from the (insert bank name)of their decision not to extend the Letter of Credit Number _______________ for an additional year.”

All correspondence and any drawings presented in connection with this Letter of Credit must only be presented to us at the(insert bank name, address, contact name, contact number).

Except as otherwise expressly stated herein, this credit is subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, ICC Publication No. 500.

EXHIBIT B

ASSIGNMENT AND ASSUMPTION OF INTEREST

THIS ASSIGNMENT AND ASSUMPTION OF INTEREST is made this ___ day of July, 2008, by deltathree, Inc. (“Assignor”) and eMarketer, Inc. (“Assignee”).

RECITALS:
A.  Assignor is the lessee under a certain Main Lease (as such term is defined in that certain Sublease between Assignor and Assignee as same has been amended).

B.  Pursuant to a certain Second Modification to Sublease Agreement (the "Sublease"), Assignee has agreed to assign to Assignor all of Assignor’s right, title and interest in and to the Main Lease, and Assignee hereby wishes to accept the assignment.

AGREEMENT:

1.  As of August 1, 2010, Assignor hereby assigns to Assignee all of Assignee’s right, title and interest in and to the Main Lease.

2.  As of August 1, 2010, Assignee agrees to accept the foregoing assignment for the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and agrees to perform any and all obligations which Assignee is required to perform under the Main Lease, as amended by the Sublease, and hereby adopts and approves all the terms and provisions of the Main Lease in effect as of the date hereof, as amended by the Sublease.

IN WITNESS WHEREOF, the parties have entered into this Agreement the day and year first above written.

deltathree, Inc.

By:___________________________
Name:
Title:

eMarketer, Inc.

By:___________________________
Name:
Title:

STATE OF NEW YORK  :

:  SS:

COUNTY OF NEW YORK  :

On the _____ day of ________________, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared __________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

______________________________
Notary Public

STATE OF NEW YORK :

:  SS:

COUNTY OF NEW YORK  :

On the _____ day of ________________, in the year 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared __________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

______________________________
Notary Public